ALPS ACTIVE REIT ETF	ALPS ETF TRUST
Nasdaq: REIT	Summary Prospectus March 31, 2022

This ETF is different from traditional ETFs.

Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:

●	You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.
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The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared to other ETFs because it provides less information to traders.

●	These additional risks may be even greater in bad or uncertain market conditions.
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The ETF will publish on its website each day a “Portfolio Reference Basket” designed to help trading in shares of the ETF. While the Portfolio Reference Basket includes all the names of the ETF’s holdings, it is not the ETF’s actual portfolio.

The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF portfolio secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance.

For additional information regarding the unique attributes and risks of the ETF, see “Principal Investment Risks,” (in the Fund Summary section) “Additional Risk Considerations,” and “Additional Information about the Fund” (in the Other Information section) below.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.alpsfunds.com/products/etf/REIT. You can also get this information at no cost by calling 866.759.5679, by sending an e-mail request to info@alpsfunds.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated March 31, 2022, along with the Fund’s most recent annual report dated November 30, 2021, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks total return through dividends and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.68%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.68%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$69	$218	$362	$810

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period from February 25, 2021 (commencement of operations) through November 30, 2021, the Fund’s portfolio turnover rate was 92% of the average value of the portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will, under normal circumstances, seek to achieve its investment objective by investing at least 80% of its net assets in publicly traded equity securities of real estate investment trusts (“REITs”). The Fund will primarily invest in publicly traded common equity securities of U.S. REITs. The Fund may also invest a portion of its assets in publicly traded common equity of U.S. real estate operating companies (not structured as REITs), publicly traded preferred equity of U.S. REITs and real estate operating companies, and cash and cash equivalents. GSI Capital Advisors LLC, the Fund’s sub-adviser (“GSI Capital” or the “Sub-Adviser”), is responsible for implementing the Fund’s investment strategy in connection with its active management of the Fund.

The Sub-Adviser implements a methodical, data driven investment approach in implementing the Fund’s investment strategy. The primary factor influencing the Fund’s investment strategy is individual stock selection based on fundamental research and

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ALPS ACTIVE REIT ETF

the Sub-Adviser’s analysis of the intrinsic value of the underlying properties held by REITs, as well as the corresponding intrinsic value of the publicly traded U.S. REITs in which the Fund seeks to invest. The Sub-Adviser’s research and investment process is driven by assessing the relative merits of a company based on a set of variables determined by the Sub-Adviser, with an emphasis on those variables most likely to influence total return. Using this investment process, the Sub-Adviser seeks to invest in eligible companies that trade at the largest discounts to the Sub-Adviser’s assessment of intrinsic value relative to other eligible companies.

The Sub-Adviser’s valuation methodology incorporates multiple complex inputs, including capitalization rates, net operating income growth estimates, the valuation of land and other income or non-income generating assets, and adjustments for marking to market the value of the company’s debt, which are driven by a broad set of proprietary, third-party and public data sources. The Fund may invest in small-, mid- and large-capitalization companies. The Fund considers a “U.S.” company to be one (i) domiciled or with a principal place of business or primary securities trading market in the United States, or (ii) that derives more than 50% of its total revenues or profits from the United States and its stock is listed on an exchange that trades contemporaneously with the Shares.

Semi-Transparent Actively-Managed ETF with Portfolio Reference Basket Structure. The Fund is an actively-managed, semi-transparent exchange traded fund (“ETF”). Unlike traditional ETFs, which generally publish their portfolio holdings on a daily basis, the Fund discloses a portfolio transparency substitute—the Portfolio Reference Basket—and certain related information about the Portfolio Reference Basket relative to the Fund’s actual portfolio (“Actual Portfolio”) holdings (the “Portfolio Reference Basket Disclosures”), which are intended to help keep the market price of the Fund’s shares (“Shares”) trading at or close to the underlying NAV per Share of the Fund. While the Portfolio Reference Basket includes all of the Fund’s holdings, it is not the Fund’s Actual Portfolio because the holdings will be weighted differently, subject to a minimum weightings overlap of 90% with the Fund’s Actual Portfolio at the beginning of each trading day. The Fund also discloses the maximum deviation between the weightings of the specific securities in the Portfolio Reference Basket and the weightings of those specific securities in the Actual Portfolio, as well as between the weighting of the respective cash positions (the “Guardrail Amount”). The Guardrail Amount is intended to ensure that no individual security in the Portfolio Reference Basket will be overweighted or underweighted by more than the publicly disclosed percentage when compared to the actual weighting of each security within the Actual Portfolio as of the beginning of each trading day. The Fund is actively-managed and does not seek to track an index.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Portfolio Reference Basket Structure Risk. Unlike traditional ETFs that provide daily disclosure of their portfolio holdings, the Fund discloses daily the identities of all portfolio holdings, but not the exact quantities or weightings. Instead, the Fund discloses a Portfolio Reference Basket generated each day by a proprietary algorithmic process that is designed to closely track the daily performance of the Fund’s Actual Portfolio on any given trading day. Although the Portfolio Reference Basket and Portfolio Reference Basket Disclosures are intended to provide authorized participants and other market participants with enough information to allow them to engage in effective arbitrage transactions that will help keep the market price of the Shares trading at or close to the underlying NAV per Share of the Fund, there is a risk that market prices will vary significantly from the underlying NAV of the Fund, which may be heightened during periods of market disruption or volatility. Similarly, Shares may trade at a wider bid/ask spread than shares of traditional ETFs and may therefore be more costly for investors to trade, which may be heightened during periods of market disruption or volatility. Additionally, the Portfolio Reference Basket structure itself may result in additional trading costs because the Fund may receive or deliver holdings in different weightings on any given day than the weightings of the Fund’s Actual Portfolio, which may result in portfolio turnover, and related transaction costs, to re-align the Actual Portfolio with the Fund’s intended investment strategy. In addition, although the Fund seeks to benefit from keeping its Actual Portfolio secret, market participants may attempt to use the Portfolio Reference Basket to identify the Fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory practices, such as front-running the Fund’s trading activity or free-riding on the Fund’s investment strategy, that may potentially harm the Fund and its shareholders. There can be no assurance that the Portfolio Reference Basket structure will operate as intended. The Portfolio Reference Basket structure is novel and not yet proven as an effective arbitrage mechanism. The effectiveness of the Portfolio Reference Basket structure as an arbitrage mechanism is contingent upon, among other things, the effectiveness of the proprietary algorithmic process employed to create a Portfolio Reference Basket that performs in a manner substantially identical to the performance of the Fund’s Actual Portfolio and the willingness of authorized participants and other market participants to trade based on the Portfolio Reference Basket. The Fund makes no warranty as to the accuracy of the Portfolio Reference Basket or that it will produce the intended results. In the event that the Portfolio Reference Basket structure does not result in effective arbitrage opportunities in the Fund Shares, the Fund may exhibit wider premiums/discounts, bid/ask spreads and tracking error (relative to the Actual Portfolio) than traditional ETFs. For at least the first three years after launch of the Fund, if the tracking error exceeds 1%, or if, for 30 or more days in any quarter or 15 days in a row, the absolute difference between either the closing price or the mid-point of the highest bid and lowest offer at the time of calculation of the NAV (the “Bid/Ask Price”), on one hand, and NAV, on the other, exceeds 2.00% or the bid/ask spread exceeds 2.00%, the Adviser will recommend appropriate remedial measures to the Fund’s Board of Trustees for its consideration, which may include, but are not limited to, liquidation of the Fund.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares

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on the Nasdaq Stock Market LLC (the “Nasdaq Exchange”). Neither the Adviser nor the Sub-Adviser can predict whether the Shares will trade below, at or above their NAV. Although the Portfolio Reference Basket structure is intended to provide market participants with enough information to allow for an effective arbitrage mechanism that will help to keep the market price of the Fund’s Shares at or close to the Fund’s NAV, there is a risk (which may increase during periods of market disruption or volatility) that market prices for Fund Shares will vary significantly from the Fund’s NAV. This risk may be greater for the Fund than for traditional ETFs that disclose their full portfolio holdings on a daily basis because the publication of the Portfolio Reference Basket does not provide the same level of transparency as the daily publication of the actual portfolio by a traditional ETF. This could cause the Fund’s Shares to have wider bid/ask spreads and larger premiums/discounts than traditional ETFs using the same or similar investment strategies.

Equity Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Real Estate Investment Risk. The Fund invests in companies in the real estate industry, including real estate investment trusts (“REITs”). Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate; adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds (including changes in interest rates); the impact of changes in environmental laws; overbuilding in a real estate company’s market; and environmental problems. The real estate sector is particularly sensitive to economic downturns and changes to interest rates.

REITs Investment Risk. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, management risk, non-diversification risk, financing risk, cash flow dependency risk, default risk, self-liquidation risk, mortgage financing and interest rate risks, and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs are also subject to unique federal tax requirements. Dividends received by the Fund from REITs generally will not constitute qualified dividend income.

Active Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Concentration Risk. Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for real estate companies, which could negatively impact a real estate company’s ability to meet its payment obligations. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Leverage Risk. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates.

Liquidity Risk. Real estate is relatively illiquid and, therefore, a real estate company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions. These risks are especially applicable in conditions of declining real estate values, such as those experienced for several years starting in 2007.

Management Risk. Real estate companies are dependent upon management skills and may have limited financial resources. Real estate companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers

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and self-liquidation. In addition, transactions between real estate companies and their affiliates may be subject to conflicts of interest, which may adversely affect a real estate company’s shareholders.

Property Risk. Real estate companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies; catastrophic events; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, changing tastes and values, or increasing vacancies or declining rents.

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected.

Geographic Concentration Risk. To the extent the Fund is significantly comprised of securities of issuers from a single country, such as the United States, the Fund would be more likely to be impacted by events or conditions affecting that country.

Small-, Mid- and Large-Capitalization Company Risk. Smaller and mid-size companies often have a more limited track record, narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

New Fund Risk. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

FUND PERFORMANCE

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. Updated performance information, when available, will be available online at www.alpsfunds.com or by calling 866.759.5679.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) is the investment adviser to the Fund. GSI Capital Advisors LLC (“GSI Capital” or the “Sub-Adviser”) is the Sub-Adviser.

PORTFOLIO MANAGERS

Nicholas Tannura, Chief Investment Officer, and Julie Pence, Portfolio Manager, each of GSI Capital are responsible for the day-to-day management of the Fund. Mr. Tannura and Ms. Pence have each served in such capacity since inception of the Fund.

PURCHASE AND REDEMPTION OF SHARES

The Trust issues and redeems Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 5,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. As a practical matter, only authorized participants may purchase or redeem these Creation Units. Except when aggregated in Creation Units, the Shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form by ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”).

Individual Shares may only be purchased and sold in secondary market transactions through brokers. Shares are listed for trading on the Nasdaq Exchange under the ticker symbol REIT and, because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser, Sub-Adviser, or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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